Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Strategic Income ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS DATED MARCH 31, 2017
AS SUPPLEMENTED ON JUNE 21, 2017
AND
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2017
AS SUPPLEMENTED ON JUNE 21, 2017 AND SEPTEMBER 29, 2017

Dated January 26, 2018

Notwithstanding anything to the contrary in the Fund’s Prospectus and Statement of Additional Information, effective January 1, 2018, Danielle Salters is no longer a sub-advisor portfolio manager for the Fund. James J. Murchie, Eva Pao, Linda Longville, Saul Ballesteros, John K. Tysseland, Derek Fulton, Leonardo Da Costa, Richard Bernstein, Henry Timmons, Matthew Griswold, Scott T. Fleming and Robert Wolf will continue to serve as sub-advisor portfolio managers for the Fund.

Please Keep this Supplement with your Fund Prospectus and

Statement of Additional Information for Future Reference